                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

                           Filed by the Registrant [X]

                 Filed by a party other than the Registrant [ ]

                           Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            VERTEX INTERACTIVE, INC.
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11

     1)    Title of each class of securities to which transaction applies:

     2)    Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)    Proposed maximum aggregate value of transaction:

     5)    Total fee paid:

[ ]    Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

       2)  Form, Schedule or Registration Statement No.:

       3)  Filing Party:

       4)  Date Filed:

                            VERTEX INTERACTIVE, INC.
                                 23 Carol Street
                         Clifton, New Jersey 07014-0996

                        SOLICITATION OF WRITTEN CONSENTS


                                December 14, 2000


To the Stockholders of Vertex Interactive, Inc.:


The written consent of the holders of Vertex Interactive, Inc.'s common stock, par value $0.005 per share, of record at the close of business on December 14, 2000, are requested by our Board of Directors to amend our Certificate of Incorporation to increase the authorized shares of our common stock from 32,000,000 to 75,000,000 as described in the accompanying Consent Solicitation Statement. It is requested that your written consent, using the accompanying Consent Card, be delivered to Vertex Interactive, Inc., 23 Carol Street, Clifton, New Jersey 07014 on or before December 29, 2000. An addressed return envelope is enclosed for this purpose, which requires no postage if mailed in the United States.

                                    By Order of the Board of Directors

                                    By: /s/ NICHOLAS R.H. TOMS

                                    Nicholas R.H. Toms
                                    Joint Chairman of the Board of Directors
                                    Joint Chief Executive Officer

                         CONSENT SOLICITATION STATEMENT
                                       FOR
                     THE SOLICITATION OF WRITTEN CONSENTS TO
                    AMEND OUR CERTIFICATE OF INCORPORATION TO
               INCREASE THE AUTHORIZED SHARES OF OUR COMMON STOCK
                          FROM 32,000,000 TO 75,000,000

                                  INTRODUCTION

This Consent Solicitation Statement is furnished by the Board of Directors of Vertex Interactive, Inc., a New Jersey corporation (hereinafter referred to as the "Company," "our" or "we"), to the stockholders of our Company in connection with the solicitation by the Company of the written consents of the stockholders to amend our Certificate of Incorporation to increase the authorized shares of our common stock, par value $.005 per share from 32,000,000 to 75,000,000 (the "Authorized Shares"). The Authorized Shares will have identical rights and preferences as the Company's present authorized shares of common stock.

The general purpose and effect of the amendment to the Company's Certificate of Incorporation is to authorize 43,000,000 additional shares our Common Stock. Our Board of Directors believes that it is prudent to have the additional shares of Common Stock available for general corporate purposes, including acquisitions, equity financings, stock dividends, stock splits or other recapitalizations, and grants of stock options.


We presently have 32,000,000 authorized shares of Common Stock. As of December 14, 2000, we had 26,486,693 shares issued and outstanding, and of the remaining 5,513,307 authorized but unissued shares, we have reserved approximately 1,337,691 shares pursuant to our agreements with financial, legal and consulting firms, and 3,317,800 shares pursuant to our Employee Incentive Stock Option Plan.


We believe that opportunities for acquisitions and equity financings could arise at any time. If our Board of Directors deems it to be in the best interests of the Company and the Stockholders to issue additional shares of Common Stock in the future from authorized shares, our Board of Directors generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

The increase in the authorized number of shares of our Common Stock could have an anti-takeover effect. If our Board of Directors desires to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

We presently are not in arrears in any dividends payable to our holders of shares of our Common Stock or in default in principal or interest in respect to any outstanding shares of our Common Stock.

On November 27, 2000, our Board of Directors unanimously approved the amendment to our Certificate of Incorporation to increase the authorized shares of our common stock, par value $.005 per share from 32,000,000 to 75,000,000. In accordance with the provisions of Section 14A:5-6(2) of the New Jersey Business Corporation Law, a majority of the issued and outstanding shares of our Common Stock must also approve the above-stated amendment to our Certificate of Incorporation.

Our Stockholders have no right under the New Jersey Business Corporation Law, our Certificate of Incorporation or our By-Laws to dissent from any of the provisions adopted in the Amendment.


We intend to distribute this Consent Solicitation Statement, the accompanying Consent Card and the related materials commencing on or about December 19, 2000, to the holders of record of the Company's common stock at the close of business on December 14, 2000. Written consents of stockholders representing a majority of our outstanding shares of Common Stock at the close of business on December 14, 2000, are required to approve the amendment to our Certificate of Incorporation to increase the authorized shares of our common stock, par value $.005 per share from 32,000,000 to 75,000,000.


The principal executive offices of the Company are located at 23 Carol Street, Clifton, New Jersey 07014-0996, and the telephone number of the Company is (973) 773-3500.

                              THE CONSENT PROCEDURE

GENERAL


The amendment to our Certificate of Incorporation to increase the authorized shares of our common stock, par value $.005 per share from 32,000,000 to 75,000,000 (hereinafter referred to as the "Amendment") is submitted for stockholder approval by written consent. No meeting of the stockholders will be held to vote on this matter. Only stockholders of record at the close of business on December 14, 2000 are entitled to consent, to withhold their consent, or to revoke their consent, to the Amendment. Stockholders are entitled to one consent for each outstanding share of common stock held at the close of business on December 14, 2000. As of the close of business on December 14, 2000, there were 26,486,693 issued and outstanding shares of our Common Stock.


Consents, once dated, signed and delivered to the Company, will remain effective unless and until revoked by written notice of revocation dated, signed and delivered to the Company at the address set forth below on or before the time that the Company has received written consents from holders of a majority of the outstanding shares of common stock.


The Amendment will be approved at such time as the Company holds unrevoked written consents of stockholders approving the Amendment representing a majority of the outstanding shares of common stock at the close of business on December 14, 2000. Consequently, abstentions and broker non-votes would have the effect of a vote against approval of the Amendment.


Stockholders are requested to indicate approval of the Amendment by signing and dating the Consent Card, checking the box on the Consent Card which corresponds to the approval of the Amendment, and delivering the Consent Card to the Company at the address set forth below. Withholding of consent to the approval of the Amendment, or abstention with respect to the approval of the Amendment, may be indicated by signing and dating the Consent Card, checking the box which corresponds to withholding of consent to the approval of the Amendment or abstention with respect to the approval of the Amendment, respectively, and delivering the Consent Card to the Company at the address set forth below.

A Consent Card which has been signed, dated and delivered to the Company without any of the boxes for approval, withholding of consent, or abstention checked will constitute a consent to the approval of the Amendment.

Consent Cards may be delivered to the Company at the following address:

                            Vertex Interactive, Inc.
                                 23 Carol Street
                         Clifton, New Jersey 07014-0996
                              Attention: Secretary

Consent Cards should be delivered to the Company as soon as possible. An addressed return envelope is enclosed for this purpose, which requires no postage if mailed in the United States. Consent Cards and revocations of consents will be deemed to have been received by the Company upon actual delivery at the above address.


The Board of Directors has fixed the close of business on December 14, 2000 as the record date (the "Record Date") for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Regulation 14A of the Exchange Act and Rule 14a and Schedule 14A thereunder. This Information Statement is being mailed on or about December 19, 2000 to all Stockholders of record as of the Record Date.


ABSENCE OF APPRAISAL RIGHTS/PREEMPTIVE RIGHTS

Our stockholders who abstain from consenting with respect to the approval of the Amendment, or who withhold consent to the approval of the Amendment, do not have the right to an appraisal of their shares of common stock or any similar dissenters' rights under New Jersey law. The stockholders of our Common Stock do not have any preemptive rights with regard to the proposed Amendment.

EXPENSE OF CONSENT SOLICITATION

We will bear the entire cost of the solicitation of stockholder approval of the Amendment, including the preparation, assembly, printing and mailing of this consent statement and any additional material furnished to our stockholders. In addition, we may reimburse certain persons for their costs in forwarding the solicitation material to our stockholders. We do not anticipate that it will be necessary to supplement our solicitation of consents by mail with telephone, telegram, or personal solicitation of consents by our directors, officers, or employees. However, if such persons are called upon to solicit consents on behalf of us, no additional compensation will be paid for any of such services.

                                     VOTING

VOTING PROCEDURES AND TABULATION

In accordance with the provisions of Section 14A:5-6(2) of the New Jersey Business Corporation Law, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the Amendment. Aside from this consent solicitation and our Board of Directors approval obtained on November 27, 2000, no further stockholder vote or approval related to the approval of the Amendment will be sought or is required.

VOTING SECURITIES


Our only voting security outstanding and entitled to vote at any special meeting or to consent in lieu of a special meeting to approve the Amendment is our common stock, par value $.005 per share. Only the holders of record of our Common Stock at the close of business on December 14, 2000, the record date for the consent solicitation, are entitled to receive this Consent Solicitation Statement and related materials and to vote on the approval of the Amendment using the Consent Card.

At the close of business on December 14, 2000, there were 26,486,693 shares of our Common Stock outstanding and entitled to be counted. Each share of common stock is entitled to one vote. Unless the context otherwise requires, all references to "stockholders" in this Consent Solicitation Statement refer only to holders of our Common Stock.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 11, 2000, regarding the beneficial ownership of the outstanding shares of our Common Stock by persons known by us to beneficially own more than 5% of the outstanding shares of our Common Stock, directors of our Company, by our executive officers, and by all our directors and executive officers as a group. Amounts for 5% shareholders are reported as of the date such shareholders reported such holdings in filings under the Securities Exchange Act of 1934 (the "Exchange Act") unless more recent information was provided.

                                                                    COMMON STOCK
                                                                    ------------
NAME AND ADDRESS                                       NUMBER OF                    PERCENT
OF OWNER                                            SHARES OWNED(3)                 OF CLASS
--------                                            ---------------                 --------
MidMark Capital L.P.                                 5,000,000(1)                    18.9%
466 Southern Boulevard
Chatham, New Jersey 07928


Nicholas R.H. Toms                                   1,101,610                        4.2%
23 Carol Street
Clifton, New Jersey
(Director, Joint Chief Executive Officer)


George Powch                                            74,000                        0.3%
175 Hercules Drive
Colchester, VT 05446
(Director)

Gregory N. Thomas                                      294,117                        1.1%
4 Acorn Street
Boston, MA
(Director)

Otto Leistner                                          522,875                        2.0%
Jaegerweg 6 D-61389
Schmitten, Germany
(Director)

Bunter, B.V.I., Ltd.                                   413,010(2)                     1.6%
c/o Ansbacher, B.V.I. Ltd.
Roadtown, Tortola, B.V.I.

All officers and directors (1)(2)(3)                 7,405,612                       28.0%
   as a group (8 persons)


         (1) Joseph R. Robinson and Wayne L. Clevenger are managing directors of MidMark Capital, L.P.. However, each disclaims beneficial ownership of the 5,000,000 shares held in the name of MidMark Capital L.P.

         (1) Hugo Biermann, our director and Joint Chief Operating Officer, may be deemed a beneficiary of the 413,010 shares held in the name of Bunter, B.V.I., Ltd. Mr. Biermann disclaims such beneficial ownership.

         (3) Except as otherwise indicated, each person has the sole power to vote and dispose of all shares listed opposite his or its name. The above beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as required for purposes of this Consent Solicitation Statement. Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes.

Our Stockholders have no right under the New Jersey Business Corporation Law, our Certificate of Incorporation or our By-Laws to dissent from any of the provisions adopted in the Amendment.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, our directors, executive officers, and any persons who beneficially own more than 10% of our Common Stock are required to report their initial ownership of our Common Stock and subsequent changes in that ownership to the Securities and Exchange Commission. Directors, officers and persons who own more than 10% of our Common Stock are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2000, all
Section 16(a) filing requirements applicable to its directors, officers and ten percent stockholders were complied with except as set forth below.

                                    AUDITORS

Ernst & Young LLP, which has served as the Company's independent public accountants since 1999, has been selected to audit the financial statements of the Company for the year ended September 30, 2000. This selection will not be submitted to stockholders for ratification or approval.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2000 has been provided with this Consent Solicitation Statement. The Company will provide to any of our shareholders, without charge, upon written request of such shareholder, an additional copy of such Annual Report. Such requests should be addressed to: Vertex Interactive, Inc., 23 Carol Street, Clifton, New Jersey 07014-0996 Attn: Secretary.


                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The Securities and Exchange Commission allows us to incorporate by reference certain of the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Consent Solicitation Statement. We incorporate by reference the documents listed below:

                    o Annual Report on Form 10-K for the year ended September 30, 2000.

This document is included with this Consent Solicitation Statement.

                                   By Order of the Board of Directors

                                   By: /s/ NICHOLAS R.H. TOMS

                                   Nicholas R.H. Toms
                                   Joint Chairman of the Board of Directors
                                   Joint Chief Executive Officer

                                    Exhibit A

                         CERTIFICATE OF AMENDMENT TO THE
                         CERTIFICATE OF INCORPORATION OF
                            VERTEX INTERACTIVE, INC.

To: The Treasurer of the
    State of New Jersey

Pursuant to the provisions of Section 14A:9-2(4) and Section 14A:9-4(3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of
Incorporation:

         1.  The name of the corporation is Vertex Interactive, Inc.

         2. The following amendment to the Certificate of Incorporation was approved by the directors on the 27th day of November, 2000 and thereafter duly adopted by the shareholders of the corporation on the day of December, 2000.

         Article Third of the Certificate of Incorporation as amended, shall be amended to read as follows:

         "The aggregate number of Shares that this corporation shall have authority to issue is Seventy Seven Million (77,000,000) consisting of Seventy Five Million (75,000,000) Shares of Common Stock, par value $.005 per share, and Two Million (2,000,000) shares of Preferred Stock, par value $.01 per share. The board of directors of this corporation is expressly authorized to set by its own resolutions preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and liquidation pertaining to the corporation's Preferred Stock."

               1. In lieu of a meeting and vote of the shareholders and in accordance with the provisions of Section 14A:5-6, the amendment was adopted by the shareholders without a meeting pursuant to the written consents of the shareholders representing at least the minimum number of shares necessary to authorize such action, and the number of shares represented by such consents is shares.

Dated this    day of              , 2000
VERTEX INTERACTIVE, INC.

By:___________________________
      Nicholas R. H. Toms
      Joint Chief Executive Officer

                                   APPENDIX 1

                                   IMPORTANT
                         PLEASE COMPLETE, SIGN AND DATE
                         YOUR WRITTEN CONSENT PROMPTLY
                     AND RETURN IT IN THE ENCLOSED ENVELOPE

                       WRITTEN CONSENT OF STOCKHOLDERS OF
                            VERTEX INTERACTIVE, INC.

   THIS CONSENT IS SOLICITED BY THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS CONSENT WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF THIS CONSENT IS SIGNED, DATED AND DELIVERED TO VERTEX INTERACTIVE, INC. WITH NO DESIGNATION BY THE UNDERSIGNED, THIS CONSENT WILL CONSTITUTE THE STOCKHOLDER'S CONSENT TO AND APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $.005 PER SHARE, FROM 32,000,000 TO 75,000,000.

   PLEASE SIGN NAME(S) EXACTLY AS PRINTED HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, AND ATTORNEYS SHOULD GIVE FULL TITLE AS SUCH. WHEN SHARES ARE HELD JOINTLY, ALL SHOULD SIGN. IF THE SIGNER IS A CORPORATION, SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF THE SIGNER IS A PARTNERSHIP, SIGN IN THE NAME OF THE PARTNERSHIP BY AN AUTHORIZED PERSON. IF SHARES ARE HELD IN MORE THAN ONE CAPACITY, THIS CONSENT SHALL BE DEEMED VALID FOR ALL SHARES HELD IN ALL CAPACITIES.

   The undersigned hereby takes the following action with respect to all of the shares of common stock of Vertex Interactive, Inc. that the undersigned is entitled to vote:

   To the amendment of the Certificate of Incorporation of Vertex Interactive, Inc. to increase the authorized shares of common stock, par value $.005 per share from 32,000,000 to 75,000,000.

   PLEASE MARK AS IN THIS SAMPLE [x]

   CONSENTS [ ]            DOES NOT CONSENT [ ]                 ABSTAINS [ ]

                                                 (Please sign and date below)

                                                 Dated: __________________, 2000

                                                 _______________________________
                                                   SIGNATURE OF STOCKHOLDER(S)

                                                 _______________________________
                                                   SIGNATURE OF STOCKHOLDER(S)

                                                 If signing as attorney,
                                                 executor, administrator,
                                                 trustee or guardian, please
                                                 give full title as such, and,
                                                 if signing for a corporation,
                                                 give your title. When shares
                                                 are in the names of more than
                                                 one person, each should sign.